LHA Tactical Beta Variable Series Fund
1
As of March 31, 2022, the LHA Tactical Beta Variable Series Fund (the “Fund”) currently holds its entire position in cash, due to its small asset size. As a result, a Schedule of Investments is not included with this Form N-PORT filing. As net assets grow, the Fund anticipates making investments in order to more closely pursue its stated objective. The Fund has no operations to date other than those relating to organizational matters, including the issuance of 5,000 shares at $10.00 per share to its initial investor, Little Harbor Advisors, LLC, the investment adviser to the Fund. Shares of the
Fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies.